                                                                  Exhibit 10.68

                            ASSIGNMENT OF COLLATERAL

                             (DIHC PEACHTREE, INC.)


         THIS ASSIGNMENT OF COLLATERAL (hereinafter referred to as the "Assignment") is made as of the 27th day of October, 1997, by STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN (hereinafter referred to as "Assignor") in favor of Cornerstone Properties Inc. (hereinafter referred to as "Assignee").

                              W I T N E S S E T H :

         WHEREAS, Assignor is the recipient and owner of the promissory note and collateral security documents described on Exhibit A attached hereto and by this reference incorporated herein (the "Collateral"); and

         WHEREAS, pursuant to that certain Loan Purchase Agreement dated as of August 18, 1997, between Assignor and Assignee, Assignor has agreed to transfer all of its right, title and interest in and to the Collateral to Assignee.

         NOW, THEREFORE, for and in consideration of the exchange of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto covenant and agree as follows:

         II. Assignor hereby irrevocably transfers, assigns, grants, bargains, sells, conveys, remises, releases, warrants, set over and confirms unto Assignee for its benefit and the benefit of its successors and assigns, all of its right, title and interest in and to the Collateral without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997, executed by and between Assignee and Assignor.

         IV. Upon the request of Assignee, Assignor shall execute and deliver to Assignee such further instruments as Assignee may deem reasonably necessary to effectuate this Assignment.

         VI. This Assignment shall bind and inure to the benefit of the Assignor and Assignee and their respective heirs, successors and assigns.

         VIII. Nothing in this Assignment shall be construed to give to any person other than Assignee its successors and assigns any legal or equitable right, remedy or claim under this Assignment, and this Assignment shall be held for the sole and exclusive benefit of Assignee and its successors and assigns.

         X. This Assignment shall be governed by, construed and enforced in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, Assignor and Assignee have executed or caused to be executed this Assignment under seal, as of the date and year first above written.

                                      ASSIGNOR:

                                      STICHTING PENSIOENFONDS VOOR DE
                                      GEZONDHEID, GEESTELIJKE EN
                                      MAATSCHAPPELIJKE BELANGEN


                                      By: /S/ Jan H. W. R. van der Vlist
                                          ----------------------------------
                                      Name: Jan H.W.R. van der Vlist
                                      Title: Attorney-in Fact

                                      By: /S/ Anneke C. van de Puttelaar
                                          ----------------------------------
                                      Name: Anneke C. van de Puttelaar
                                      Title: Attorney-in fact


                                      ASSIGNEE:

                                      CORNERSTONE PROPERTIES INC.


                                      By: /S/ John S. Moody
                                          ----------------------------------
                                      Name: John S. Moody
                                      Title: President

                                      By: /S/ Rodney C. Dimock
                                          ----------------------------------
                                      Name: Rodney C. Dimock
                                      Title: Executive Vice President

                                    EXHIBIT A

1. Promissory Note dated as of March 1, 1993, executed by DIHC Peachtree, Inc. ("Peachtree") in favor of DIHC Finance Corporation ("DIFCO") in the original principal amount of $25,000,000, as assigned to Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen ("PGGM") pursuant to that

2. Pledge and Security Agreement dated as of March 1, 1993, executed by Peachtree in favor of DIFCO, as assigned to PGGM pursuant to that certain Assignment of

                                     ALLONGE

                               ENDORSEMENT OF NOTE

                              (DIHC PEACHTEE, INC.)


         Pay to the order of CORNERSTONE PROPERTIES INC. (the "Assignee") without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997 executed by and between Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen and Assignee.


                                         STICHTING PENSIOENFONDS VOOR DE
                                         GEZONDHEID, GEESTELIJKE EN
                                         MAATSCHAPPELIJKE BELANGEN


                                         By: /S/ Jan H. W. R. van der Vlist
                                             ----------------------------------
                                         Name: Jan H.W.R. van der Vlist
                                         Title: Attorney-in Fact

                                         By: /S/ Anneke C. van de Puttelaar
                                             ----------------------------------
                                         Name: Anneke C. van de Puttelaar
                                         Title: Attorney-in fact


                                         DATE:   October 27, 1997